UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):  November 22, 2005

FEMONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49661	98-0358887
(Commission File Number)	(IRS Employer Identification No.)

1905 Aston Avenue, Suite 101
Carlsbad, CA 92008, USA
Telephone: (760) 448-2498

(Address and telephone number of principal
executive offices and place of business)

ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 22, 2005, the Company announced results for the quarter ended September 30, 2005.

A copy of the press release issued September 22, 2005, is attached to this Form 8-K as Exhibit 99.1.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEMONE, INC.

By:	/s/ Ray W. Grimm, Jr.

Ray W. Grimm, Jr., Chief Executive Officer

Dated: November 23, 2005